                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 25, 1997

                                 SYNTELLECT INC.
             (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    0-18323            86-0486871
(State or Other Jurisdiction        (Commission         (IRS Employer
     of Incorporation)              File Number)     Identification No.)


                     1000 Holcomb Woods Parkway, Suite 410A
                             Roswell, Georgia 30076
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (770) 587-0700

Item 2.  Acquisition or Disposition of Assets

         On October 25, 1997, pursuant to the terms of a Patent Assignment Agreement of the same date (the "Agreement") by and among Syntellect Inc. (the "Company"), Syntellect Technology Corporation, a wholly owned subsidiary of the Company ("STC"), and Aspect Telecommunications Corporation ("ATC"), the Company and STC assigned to ATC their respective patent portfolios and related patent applications worldwide ("Patents"). In exchange therefor, the Company received $10,000,000, $5,000,000 of which was paid at closing and $5,000,000 of which is payable in 20 equal monthly installments of $250,000, on the last day of each calendar quarter, under a promissory note maturing December 31, 2002. This note will bear no interest and consequently has a present value of approximately $4,000,000. In addition, the Company and its wholly owned subsidiaries have retained a worldwide, non-transferrable and royalty free license that will allow them to use the Patents. As additional consideration under the Agreement, Syntellect and STC have retained certain economic rights, including the right to pursue certain litigation.

         The Agreement is filed herewith as Exhibit 2.1 and is hereby incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement.

         On October 27, 1997, the Company issued a press release relating to the execution of the Agreement. A copy of the press release is filed herewith as
Exhibit 99.1 and is hereby incorporated herein by reference.

         This Form 8-K, as well as oral public statements made by the Company's representatives, may contain certain forward-looking information and are made pursuant to the safe harbor provision of the 1995 Private Securities Litigation Reform Act. Those statements made are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. For discussion of the risks and uncertainties to which information respecting future events is subject see the Company's periodic reports on Forms 10-K and 10-Q.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

                 2.1 Patent Assignment Agreement, dated October 25, 1997, by and among Syntellect Inc., Syntellect Technology Corporation, a wholly owned subsidiary of Syntellect Inc., and Aspect Telecommunications Corporation. Application to be filed with the Securities and Exchange Commission, pursuant to Exchange Act Rule 24b-2, for confidential treatment of certain portions of this exhibit.

                  99.1    Press Release of Syntellect Inc. dated October 27,
                          1997.


                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         SYNTELLECT INC.


                                         /s/ Neal L. Miller
                                         ___________________________________
                                         By: Neal L. Miller
                                         Title: Corporate Vice President,
                                                Secretary and Treasurer



Dated:   November 10, 1997

                                 EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION OF EXHIBIT


2.1 Patent Assignment Agreement, dated October 25, 1997, by and among Syntellect Inc., Syntellect Technology Corporation, a wholly owned subsidiary of Syntellect Inc., and Aspect Telecommunications Corporation. Application to be filed with the Securities and Exchange Commission, pursuant to Exchange Act Rule 24b-2, for confidential treatment of certain portions of this exhibit.

99.1       Press Release of Syntellect Inc. dated October 27, 1997.